Supplement Dated May 7, 2014
To the Current Prospectus and Statement of Additional Information

ING Select Opportunities

Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

This supplement updates the prospectus and statement of additional information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the prospectus and SAI for future reference.
If you have any questions, please call Customer Service at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING THE COMPANY

Information about the ING Life Insurance and Annuity Company found in your prospectus and/or Statement of
Additional Information is deleted and replaced with the following:

ING Life Insurance and Annuity Company (the “Company,” “we,” “us,” “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the
Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance
Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“VoyaTM ”), which until April 7, 2014, was known as
ING U.S., Inc. In May 2013 the common stock of Voya began trading on the New York Stock Exchange under the symbol
“VOYA” and Voya completed its initial public offering of common stock.

Voya is an affiliate of ING Groep N.V. (“ING”), a global financial institution active in the fields of insurance, banking and asset management. In 2009 ING announced the anticipated separation of its global banking and insurance businesses, including the divestiture of Voya, which together with its subsidiaries, including the Company, constitutes ING’s U.S.-
based retirement, investment management and insurance operations. As of March 25, 2014, ING’s ownership of Voya was approximately 43%. Under an agreement with the European Commission, ING is required to divest itself of 100% of Voya by the end of 2016.

IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

In connection with the rebranding of ING U.S. as Voya FinancialTM , effective May 1, 2014, the ING funds were renamed by generally replacing ING in each fund name with either Voya or VY.

Open Investment Portfolios

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. You bear the entire investment risk for amounts you allocate to any investment portfolio, and you may lose your principal. There is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds.
Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the
Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

The following table reflects the investment portfolios that are, effective May 1, 2014, open and available to new premiums and transfers under your Contract along with each portfolio’s investment adviser/subadviser and investment objective.
Please refer to the funds prospectuses for more detailed information. Fund prospectuses may be obtained free of charge

X.162593-14GW	Page 1 of 3	May 2014

from Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call (800) 366-0066, or access the SEC’s website (http://www.sec.gov), or by contacting the SEC Public Reference Room at (202) 942-8090 or call (800) SEC-0330.
You may obtain copies of reports and other information about the separate account and the funds, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov or by writing to the SEC Public Reference Room, 100 F Street,
N.E., Room 1580, Washington, D.C. 20549-0102. If you received a summary prospectus for any of the funds available through your contract, you may also obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the contact information shown on the front of the fund’s summary prospectus.

Fund Name and Investment Adviser/Subadviser	Investment Objective
Voya EURO STOXX 50® Index Portfolio (Class I)	A non-diversified portfolio that seeks investment results (before fees and expenses) that correspond to the total return (which
Investment Adviser: Voya Investments, LLC	includes capital appreciation and income) of the EURO STOXX
Subadviser: Voya Investment Management Co. LLC	50® Index.
.
Voya International Index Portfolio (Class I)	Seeks investment results (before fees and expenses) that
correspond to the total return (which includes capital
Investment Adviser: Voya Investments, LLC	appreciation and income) of a widely accepted international
Subadviser: Voya Investment Management Co. LLC	index.

Voya Money Market Portfolio* (Class S)	Seeks to provide high current return, consistent with
preservation of capital and liquidity, through investment
Investment Adviser: Voya Investments, LLC	in high-quality money market instruments while
Subadviser: Voya Investment Management Co. LLC	maintaining a stable share price of $1.00.

*There is no guarantee that the Voya Money Market Portfolio
subaccount will have a positive or level return.

Voya Russell™ Large Cap Growth Index Portfolio (Class I)	Seeks investment results (before fees and expenses) that
correspond to the total return (which includes capital
Investment Adviser: Voya Investments, LLC	appreciation and income) of the Russell Top 200® Growth
Subadviser: Voya Investment Management Co. LLC	Index.

Voya Russell™ Large Cap Value Index Portfolio (Class I)	Seeks investment results (before fees and expenses) that
correspond to the total return (which includes capital
Investment Adviser: Voya Investments, LLC	appreciation and income) of the Russell Top 200® Value Index.
Subadviser: Voya Investment Management Co. LLC

Voya RussellTM Mid Cap Index Portfolio (Class I)	Seeks investment results (before fees and expenses) that
correspond to the total return (which includes capital
Investment Adviser: Voya Investments, LLC	appreciation and income) of the Russell Midcap® Index.
Subadviser: Voya Investment Management Co. LLC

Voya RussellTM Small Cap Index Portfolio (Class I)	Seeks investment results (before fees and expenses) that
correspond to the total return (which includes capital
Investment Adviser: Voya Investments, LLC	appreciation and income) of the Russell 2000® Index.
Subadviser: Voya Investment Management Co. LLC

Voya U.S. Bond Index Portfolio (Class I)	Seeks investment results (before fees and expenses) that
correspond to the total return (which includes capital
Investment Adviser: Voya Investments, LLC	appreciation and income) of the Barclays U.S. Aggregate Bond
Subadviser: Voya Investment Management Co. LLC	Index.

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Fund Name and Investment Adviser/Subadviser	Investment Objective
Voya U.S. Stock Index Portfolio (Class S)	Seeks total return.

Investment Adviser: Directed Services LLC
Subadviser: Voya Investment Management Co. LLC

VY BlackRock Inflation Protected Bond Portfolio (Class I)	A non-diversified Portfolio that seeks to maximize real return, consistent with preservation of real capital and prudent
Investment Adviser: Directed Services LLC	investment management.
Subadviser: BlackRock Financial Management Inc.

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